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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2000


                              LSI LOGIC CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                            0-11674                94-2712976
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

        The information that is set forth in the Registrant's Press Release dated April 25, 2000 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        99.1 Text of Press Release dated April 25, 2000

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LSI LOGIC CORPORATION
                                            A Delaware Corporation


Dated: April 27, 2000               By:   /s/ DAVID E. SANDERS
                                        ----------------------------------------
                                            David E. Sanders
                                            Vice President, General Counsel and
                                            Secretary

                                  EXHIBIT INDEX


Exhibit Number        Description
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        99.1          Text of Press Release dated April 25, 2000.